SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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VALIC COMPANY I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VALIC Company I

Mid Cap Strategic Growth Fund

Science & Technology Fund

2919 Allen Parkway

Houston, Texas 77019

October 21, 2022

Dear Participant:

At a meeting held on July 11, 2022, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and Voya Investment Management Co., LLC (“Voya IM”) with respect to each of the Mid Cap Strategic Growth Fund and the Science & Technology Fund (each, a “Fund” and together, the “Funds”). Each Fund is a series of VC I. The New Sub-Advisory Agreement replaces the prior investment sub-advisory agreement between VALIC and Allianz Global Investors U.S. LLC (“AllianzGI”) with respect to each Fund. As noted in a supplement dated July 21, 2022, AllianzGI is disqualified from providing advisory services to U.S. registered investment funds, including the Funds, for the next ten years as a result of it having pled guilty to securities fraud related to a complex options trading strategy it marketed and sold to institutional investors in private investment funds. AllianzGI’s conduct was unrelated to the Funds. The New Sub-Advisory Agreement became effective on July 25, 2022, which was the date that Voya Financial, Inc. (“Voya FI”), Voya IM’s parent company, integrated certain assets and teams comprising the substantial majority of the U.S. business of Allianz Global Investors, AllianzGI’s parent company, with Voya Investment Management, the asset management business of Voya FI (the “Transaction”). As part of the Transaction, the portfolio management team that manages each Fund joined Voya IM.

In connection with the appointment of Voya IM, there were no changes to the Funds’ principal investment strategies or principal investment risks. The appointment of Voya IM and approval of the New Sub-Advisory Agreement did not result in any change to the advisory fees or expenses payable by the Funds.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about each Fund and Voya IM and the factors considered by the Board with respect to the approval of the New Sub-Advisory Agreement.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
VALIC Company I

VALIC Company I

2919 Allen Parkway

Houston, Texas 77019

Mid Cap Strategic Growth Fund

Science & Technology Fund

(each, a “Fund” and together, the “Funds”)

INFORMATION STATEMENT

REGARDING NEW SUB-ADVISORY AGREEMENT WITH RESPECT TO EACH FUND

You have received this Information Statement because on July 25, 2022, you owned interests in either or both of the Funds within a variable annuity or variable life insurance contract (“Contract”) or through a qualified employer-sponsored retirement plan or individual retirement account (“Plan”).

Purpose of the Information Statement

You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”), the Funds’ investment adviser, and Voya Investment Management Co., LLC (“Voya IM”) with respect to each Fund. The Board of Directors (the “Board” or the “Directors”) of VALIC Company I (“VC I”), including all of the Directors who are not “interested persons” of VC I, VALIC or Voya IM, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Directors”), approved the New Sub-Advisory Agreement between VALIC and Voya IM with respect to each Fund at a meeting held on July 11, 2022 (the “Meeting”). The New Sub-Advisory Agreement replaces the prior investment sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between VALIC and Allianz Global Investors U.S. LLC (“AllianzGI”) with respect to each Fund. As noted in a supplement dated July 21, 2022, AllianzGI is disqualified from providing advisory services to U.S. registered investment funds, including the Funds, for the next ten years as a result of it having pled guilty to securities fraud related to a complex options trading strategy it marketed and sold to institutional investors in private investment funds. AllianzGI’s conduct was unrelated to the Funds. The New Sub-Advisory Agreement became effective on July 25, 2022, which was the date that Voya Financial, Inc. (“Voya FI”), Voya IM’s parent company, integrated certain assets and teams comprising the substantial majority of the U.S. business of Allianz Global Investors, AllianzGI’s parent company, with Voya Investment Management, the asset management business of Voya FI (the “Transaction”). As part of the Transaction, the portfolio management team that manages each Fund joined Voya IM.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

VC I has received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of a Fund and its shareholders. As required by this exemptive order, a Fund must provide information to shareholders about a new sub-adviser and the sub-advisory agreement within 90 days of hiring a new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Information Statement is being posted on or about October 21, 2022, to all participants in a Contract or Plan who were invested in either or both of the Funds as of the close of business on July 25, 2022, (the “Record Date”) at https://aigrs.com/prospectus-and-reports/information-statements.

The Adviser and the Funds

VALIC is an investment adviser registered with the SEC and is located at 2929 Allen Parkway, Houston, Texas 77019. Pursuant to an Investment Advisory Agreement between VALIC and VC I, dated January 1, 2002, as amended (the “Advisory Agreement”), VALIC serves as investment adviser to each Fund. The Advisory Agreement was last approved by the Board at a meeting held on August 2-3, 2022. VALIC is an indirect, majority-owned subsidiary of American International Group, Inc. (“AIG”).

Pursuant to the terms of the Advisory Agreement, VALIC acts as adviser for VC I, and each series thereof, and manages the daily business affairs of VC I. VALIC employs sub-advisers, such as Voya IM, that make investment decisions for VC I. The Advisory Agreement further provides that VALIC furnishes office space, facilities, equipment, and personnel adequate to provide the services and pays the compensation of the members of the Board who are “interested persons” of VC I or VALIC. In addition, VALIC monitors and reviews the activities of VC I’s sub-advisers and other third-party service providers and makes changes and/or replacements when deemed appropriate. In addition, VALIC provides comprehensive investment and compliance monitoring, including, among other things, monitoring of each sub-adviser’s performance and conducts reviews of each sub-adviser’s brokerage arrangements and best execution. VALIC also provides the Board with quarterly reports at each regular meeting regarding VC I and each series thereof.

There were no changes to the Advisory Agreement or to VALIC’s advisory fees in connection with the approval of the New Sub-Advisory Agreement. For the period ended May 31, 2022, each Fund paid VALIC advisory fees, before waivers, based on its average daily net assets pursuant to the Advisory Agreement as follows:

Fund	Gross Advisory Fees	% of Average Daily Net Assets
Mid Cap Strategic Growth Fund	$5,627,514	0.64%
Science & Technology Fund	$25,028,320	0.86%

The New Sub-Advisory Agreement

Under the terms of the New Sub-Advisory Agreement, and subject to the control and supervision of VALIC and the Board, Voya IM will manage the investment and reinvestment of the assets of each Fund and maintain a trading desk and place orders for the purchase and sale of portfolio investments for each Fund’s account with brokers or dealers selected by Voya IM.

The New Sub-Advisory Agreement between VALIC and Voya IM and the Prior Sub-Advisory Agreement between VALIC and AllianzGI are similar, except that the New Sub-Advisory Agreement materially differs, among other things, in: (i) the name of the sub-adviser; (ii) the effective date of the agreement; (iii) the addition of language permitting the sub-adviser to delegate any or all of its discretionary investment, advisory and other rights, powers and functions thereunder to any advisory affiliate; (iv) the addition of express terms relating to compliance with federal and state laws, the objectives, policies, restrictions and limitations of a Fund, and the policies and procedures adopted by the Board; (v) the addition of language stating that the sub-adviser will manage the portion of the assets of a Fund allocated to it as if it was a separate operating fund; (vi) the addition of language expressly permitting the sub-adviser to engage affiliates as broker-dealers or futures commission merchants to effect Fund transactions; (vii) the addition of express terms relating to the sub-adviser’s ability to allocate trades between a Fund and other clients in a manner it considers fair and equitable and consistent with its fiduciary obligation; (viii) the addition of enhanced language surrounding the authority of the sub-adviser to enter into portfolio transactions on behalf of a Fund, including with respect to derivatives; (ix) the inclusion of an enhanced confidentiality provision; (x) the deletion of language that states VALIC will vote proxies relating to securities held by a Fund and the addition of language permitting VALIC to delegate its proxy voting responsibility to the sub-adviser; (xi) the addition of language stating that the sub-adviser shall not be responsible for taking any action on behalf of a Fund with respect to litigation; (xii) the deletion of language not obligating the sub-adviser to purchase or sell or to recommend for purchase or sale for a Fund any investment which the sub-adviser may purchase or sell for its own account or the accounts of other clients; (xiii) the addition of

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language expressly acknowledging that VC I will be ultimately responsible for all brokerage commissions, taxes, custodian fees and other transaction-related fees incurred on behalf of a Fund; (xiv) the deletion of language concerning how average daily net asset value is determined and the revision of the payment due date from 10 business days to 15 days following the end of the month; (xv) the addition of language stating that the sub-adviser does not guarantee the future performance of a Fund; (xvi) the addition of a representation that VALIC has the authority to delegate some or all of its responsibilities to one or more sub-advisers; (xvii) the deletion of certain express representations concerning compliance with applicable laws and procedures; (xix) the addition of express terms concerning no liability to any indemnified party for indirect, special or consequential damages; (xx) the addition of language permitting the other party to use its name or trade name in materials; (xxi) the revision of the governing law provision to state that the New Sub-Advisory Agreement will be interpreted in accordance with the laws of the State of New York and not Texas; (xxii) the addition of a counterparts provision; (xxiii) the revision of the notices provision; and (xxiv) the deletion of an affiliated transaction provision.

Under the New Sub-Advisory Agreement, Voya IM receives a fee, payable monthly from VALIC (and not the Funds), in an amount which is calculated as an annual percentage of each Fund’s average daily net assets, from fees paid to the Adviser by VC I, on behalf of each Fund.

The New Sub-Advisory Agreement shall continue in effect for two years from its effective date. Thereafter, the New Sub-Advisory Agreement shall continue in effect, but with respect to each Fund, subject to the termination provisions and all other terms and conditions thereof, only so long as such continuance is approved at least annually by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board or a majority of that Fund’s outstanding voting securities (as defined in the 1940 Act). The New Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Advisory Agreement as it relates to a Fund. It is also terminable at any time, without the payment of any penalty, by vote of VC I’s Board or by vote of a majority of a Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the sub-adviser, or upon such shorter notice as may be mutually agreed upon by the parties. The New Sub-Advisory Agreement may also be terminated, without the payment of any penalty, by VALIC and the sub-adviser on not more than 60 days’ nor less than 30 days’ prior written notice to the sub-adviser or VALIC, respectively. The New Sub-Advisory Agreement is attached to this Information Statement as Exhibit A, and the description of the New Sub-Advisory Agreement set forth herein is qualified in its entirety by reference to Exhibit A.

For the fiscal year ended May 31, 2022, VALIC received gross advisory fees from the Mid Cap Strategic Growth Fund in the amount of $5,627,514 or 0.64% of the Fund’s average daily net assets, and from the Science & Technology Fund in the amount of $25,028,320 or 0.86% of the Fund’s average daily net assets. During the same period, VALIC paid sub-advisory fees to AllianzGI for its management of the Mid Cap Strategic Growth Fund and the Science & Technology Fund in the amounts of $1,513,098 and $6,389,026, respectively. If Voya IM had served as sub-adviser to each Fund for the fiscal year ended May 31, 2022, VALIC would have paid the same amount of sub-advisory fees to Voya IM.

The sub-advisory fees payable to Voya IM under the New Sub-Advisory Agreement are identical to the sub-advisory fees payable to AllianzGI under the Prior Sub-Advisory Agreement. As a result, the New Sub-Advisory Agreement is not expected to have any impact on VALIC’s profitability.

Factors Considered by the Board

In connection with the approval of the New Sub-Advisory Agreement, the Board, including the Independent Directors, received materials relating to certain factors the Board considered in determining whether to approve the New Sub-Advisory Agreement. Those factors included: (1) the nature, extent and quality of the services to be provided to the Funds by Voya IM; (2) the sub-advisory fees proposed to be charged in connection with Voya IM’s management of the applicable Funds, compared to sub-advisory fee rates of a group of funds with similar investment objectives, as selected by an independent third-party provider of investment company data

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(“Subadvisory Expense Group/Universe”); (3) the investment performance of the Funds compared to the performance of comparable funds as selected by an independent third-party provider of investment company data (“Performance Group”), and against each Fund’s benchmark (“Benchmark”), and the performance of comparable funds managed by Voya IM against the Benchmark, as applicable; (4) the costs of services and the benefits potentially to be derived by Voya IM; (5) whether each Fund will benefit from possible economies of scale from engaging Voya IM; (6) information regarding Voya IM’s brokerage and trading practices and compliance and regulatory history; and (7) the terms of the proposed New Sub-Advisory Agreement. The Board noted that its consideration of much of the information provided in connection with the annual renewal of the Prior Sub-Advisory Agreement was applicable for its consideration of the New Sub-Advisory Agreement because the same portfolio management teams would be responsible for the Voya IM sleeves of the Funds.

The Board noted that in accordance with Section 15(c) of the 1940 Act, Voya IM furnished the Board with extensive information at the Meeting in connection with the consideration and approval of the New Sub-Advisory Agreement. The Independent Directors were separately represented by counsel that is independent of VALIC and Voya IM in connection with their consideration of approval of the New Sub-Advisory Agreement. The matters discussed below were also considered separately by the Independent Directors in executive sessions with their independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Funds by Voya IM. The Board reviewed information provided by Voya IM relating to Voya IM’s operations and personnel. The Board also took into account that the individuals at AllianzGI currently responsible for managing each Fund’s portfolio would continue to manage the applicable Fund’s portfolio following the change in sub-adviser to Voya IM. The Board also noted that Voya IM’s management of the Funds would be subject to the oversight of VALIC and the Board and must be done in accordance with the investment objectives, policies and restrictions set forth in each Fund’s prospectus and statement of additional information. The Board also noted that each Fund’s principal investment strategies and techniques were not expected to change in connection with the Transaction.

The Board considered information regarding the services to be provided to the Funds by Voya IM. The Board noted that Voya IM will (i) determine the securities to be purchased or sold on behalf of the Funds; (ii) provide VALIC with records concerning its activities, which VALIC or the Funds are required to maintain; and (iii) render regular reports to VALIC and to officers and Directors of the Funds concerning its discharge of the foregoing responsibilities. The Board reviewed Voya IM’s history and investment experience as well as information regarding the qualifications, background and responsibilities of Voya IM’s investment and compliance personnel, as applicable, who would provide services to the Funds. The Board also took into account the financial condition of Voya IM. The Board also reviewed Voya IM’s brokerage practices. The Board also considered Voya IM’s risk management processes and regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation that may affect its ability to service the Funds.

The Board concluded that the scope and quality of the services to be provided by Voya IM to the Funds were expected to be satisfactory and that there was a reasonable basis to conclude that Voya IM would provide a high quality of investment services to the Funds.

Fees and Expenses; Investment Performance. The Board received and reviewed information regarding the fees proposed to be charged by Voya IM for sub-advisory services compared against the sub-advisory fees of the funds in each Fund’s Subadvisory Expense Group/Universe. The Board noted that VALIC negotiated the sub-advisory fee with Voya IM at arm’s length. The Board also noted that the sub-advisory fee rate to be payable to Voya IM pursuant to the New Sub-Advisory Agreement is identical to the sub-advisory fee rate payable to AllianzGI pursuant to the current sub-advisory agreement with AllianzGI with respect to each applicable Fund. The Board considered that the sub-advisory fees will be paid by VALIC out of the advisory fees it receives from the Funds, that the sub-advisory fees are not paid by the Fund, and that sub-advisory fees may vary widely for various reasons, including market pricing demands, existing relationships, experience and success, and

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individual client needs. Therefore, the Board considered that the engagement of Voya IM will not result in any change to the management fee paid by the Funds to VALIC. The Board also considered expense information of comparable funds or accounts managed by Voya IM that have comparable investment objectives and strategies to the Funds, as applicable.

The Board took into account management’s discussion of the Funds’ expenses. The Board noted that the Science & Technology Fund’s actual management fees, total net expenses and actual sub-advisory fees were above the medians of the Expense Group/Universe and the Subadvisory Expense Universe, as applicable. The Board also noted that the Mid Cap Strategic Growth Fund’s actual management fees, total net expenses and actual sub-advisory fees were below the medians of the Expense Group/Universe and the Subadvisory Expense Universe, as applicable. The Board also took account of management’s discussion of the Funds’ proposed sub-advisory fees and concluded in light of all factors considered that such fees were reasonable.

The Board also received and reviewed information prepared in connection with the annual renewal of the sub-advisory agreement by an independent third-party provider of mutual fund data regarding each Fund’s investment performance compared against the Performance Group (as of April 30, 2022) and Benchmark (as of February 28, 2022). The Board noted that Science & Technology Fund underperformed its Lipper peer index for the one- and three-year periods and outperformed for the five-year period; underperformed the median of its Performance Universe for the one-year period and outperformed for the three- and five-year periods; underperformed the median of its Performance Group for the one- and three-year periods and outperformed for the five-year period; and underperformed its benchmark for the one-, three- and five-year periods. The Board noted that the Mid Cap Strategic Growth Fund outperformed its Lipper peer index and the medians of its Performance Group/Universe for the one-, three- and five-year periods; and outperformed its benchmark for the one-, three- and five-year periods. The Board took into account management’s prior discussion of each Fund’s performance.

Cost of Services and Indirect Benefits/Profitability. The Board considered the cost of services and profits expected to be realized in connection with the New Sub-Advisory Agreement. The Board noted that the sub-advisory fee rate proposed to be paid pursuant to the New Sub-Advisory Agreement would not change as a result of the changes in sub-adviser and that, as a result, the approval of the New Sub-Advisory Agreement was not expected to have any impact on VALIC’s profitability with respect to either Fund. The Board considered that the sub-advisory fee rates were negotiated with Voya IM at arm’s length. In considering the anticipated profitability to Voya IM in connection with its relationship to the Funds, the Directors noted that the fees under the New Sub-Advisory Agreement will be paid by VALIC out of the advisory fees that VALIC will receive from the Funds.

In light of all the factors considered, the Directors determined that the anticipated profitability to VALIC was reasonable. The Board also concluded that the anticipated profitability of Voya IM from its relationship with the Funds was not material to the Board’s deliberations with respect to consideration of approval of the New Sub-Advisory Agreement.

Economies of Scale. For similar reasons as stated above with respect to Voya IM’s anticipated profitability and its costs of providing services, the Board concluded that the potential for economies of scale in Voya IM’s management of the Funds are not material factors to the approval of the New Sub-Advisory Agreement, although the Board noted that the Funds have breakpoints at the sub-advisory fee level.

Terms of the Sub-Advisory Agreement. The Board reviewed the terms of the New Sub-Advisory Agreement, including the duties and responsibilities to be undertaken. The Board noted that the terms of the New Sub-Advisory Agreement will not differ materially from the terms of the Prior Sub-Advisory Agreement with AllianzGI, except for certain differences discussed at the Meeting. The Board concluded that the terms of the New Sub-Advisory Agreement were reasonable.

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Conclusions. In reaching its decisions to approve the New Sub-Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that Voya IM possesses the capability and resources to perform the duties required under the New Sub-Advisory Agreement.

Information about Voya IM

Voya IM is a registered investment adviser and a wholly-owned indirect subsidiary of Voya FI, a publicly traded financial holding company. Voya IM is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. As of June 30, 2022, Voya IM had assets under management totaling approximately $150 billion.

The following chart lists Voya IM’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with Voya IM is 230 Park Avenue, New York, New York 10169.

Name and Address	Principal Occupation
Christine Lynn Hurtsellers	Chief Executive Officer and Chairwoman
Michael Bruce Pytosh	Co-Chief Investment Officer of Equities and Senior Managing Director
Paul Lawrence Zemsky	Chief Investment Officer of Mass & Senior Managing Director
Amir Sahibzada	Chief Risk Officer and Managing Director

Matthew Nmn Toms	Chief Investment Officer of Fixed Income and Proprietary Investments & Senior Managing Director
James Michael Fink	Chief Administrative Officer and Managing Director
Dina Santoro	Chief Operating Officer and Senior Managing Director
Huey Paul Falgout	Head of IM Legal and Managing Director
Jacob John Tuzza	Head of Distribution and Senior Managing Director
Micheline Suzanne Faver	Chief Compliance Officer and Senior Vice President
Vincent Joseph Costa	Co-Chief Investment Officer of Equities and Senior Managing Director

No Director of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with, Voya IM or its affiliates since the beginning of each Fund’s most recent fiscal year. No officers or Directors of VC I are officers, employees, directors, general partners or shareholders of Voya IM.

Voya IM does not provide investment advisory or sub-advisory services to any mutual funds or other accounts that have investment strategies and/or objectives similar to that of the Funds.

Other Service Agreements

VC I has entered into an Amended and Restated Administrative Services Agreement (the “Administrative Services Agreement”) with SunAmerica Asset Management, LLC (“SunAmerica”) to provide certain accounting and administrative services to each Fund. VC I has also entered into a Master Transfer Agency and Service Agreement (the “MTA”) with VALIC Retirement Services Company (“VRSCO”) to provide transfer agency services to each Fund, which include shareholder servicing and dividend disbursement services. For the fiscal

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year ended May 31, 2022, pursuant to the Administrative Services Agreement and MTA, the Mid Cap Strategic Growth Fund paid $584,360 and $3,915 to SunAmerica and VRSCO, respectively, and the Science & Technology Fund paid $1,945,686 and $7,293 to SunAmerica and VRSCO, respectively.

SunAmerica and AIG Capital Services, Inc. (“ACS”), each Fund’s principal underwriter, are located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. VRSCO, each Fund’s transfer agent, is located at 2929 Allen Parkway, Houston, Texas 77019. SunAmerica is an indirect, majority-owned subsidiary of AIG. VALIC is also an indirect, majority-owned subsidiary of AIG, and therefore, is an affiliate of SunAmerica. VRSCO and ACS are also affiliates of VALIC. The approval of the New Sub-Advisory Agreement did not affect the services provided to either Fund by SunAmerica, VRSCO or ACS.

Brokerage Commissions

Neither fund paid brokerage commissions to affiliated broker-dealers for the fiscal year ended May 31, 2022.

Shareholder Reports

Copies of the Funds’ most recent annual and semi-annual reports to shareholders are available without charge and may be obtained by writing to P.O. Box 15648, Amarillo, Texas 79105-5648 or by calling 1-800-448-2542. VC I’s prospectus, SAI, and shareholder reports are available online at http://valic.onlineprospectus.net/VALIC/FundDocuments/index.html.

Shareholder Proposals

The Funds are not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, a Fund must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Vice President, Chief Legal Officer and Secretary of VALIC Company I, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

Ownership of Shares

As of September 27, 2022, there were approximately 38,307,643.28 shares outstanding of the Mid Cap Strategic Growth Fund and 89,726,283.84 shares outstanding of the Science & Technology Fund. All shares of each Fund are owned by VALIC and its respective affiliates. To VALIC’s knowledge, no person owns a Contract or Plan, or interests therein, representing more than 5% of the outstanding shares of a Fund. The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of each Fund’s shares as of September 27, 2022.

By Order of the Board of Directors,

/s/ John T. Genoy
John T. Genoy President VALIC Company I

Dated: October 21, 2022

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EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 25th day of July, 2022 by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and VOYA INVESTMENT MANAGEMENT CO. LLC, hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)

VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to a written Investment Advisory Agreement between VALIC and VC I, a Maryland corporation. VC I is a series type of investment company issuing separate classes (or series) of shares and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of thirty-six portfolios (“Funds”):

Aggressive Growth Lifestyle Fund

Asset Allocation Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Conservative Growth Lifestyle Fund

Core Bond Fund

Dividend Value Fund

Dynamic Allocation Fund

Emerging Economies Fund

Global Real Estate Fund

Global Strategy Fund

Government Securities Fund

Growth Fund

High Yield Bond Fund

Inflation Protected Fund

International Equities Index Fund

International Government Bond Fund

International Growth Fund

International Opportunities Fund

International Socially Responsible Fund

International Value Fund

Large Capital Growth Fund

Mid Cap Index Fund

Mid Cap Strategic Growth Fund

Mid Cap Value Fund

Moderate Growth Lifestyle Fund

Nasdaq-100® Index Fund

Science & Technology Fund

Small Cap Growth Fund

Small Cap Index Fund

Small Cap Special Values Fund

Small Cap Value Fund

Stock Index Fund

Systematic Core Fund

Systematic Value Fund

U.S. Socially Responsible Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1.	Services Rendered and Expenses Paid by SUB-ADVISER

The SUB-ADVISER, subject to the control and supervision of VALIC and the VC I Board of Directors and in conformity with (i) the 1940 Act, and all applicable laws and regulations thereunder, (ii) all other applicable federal and state securities and tax laws and regulations, including Section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); (iii) the Articles and Bylaws of VC I currently in effect (collectively, the “Charter Documents”); (iv) the investment objectives, policies and restrictions stated in each Covered Fund’s prospectus and statement of additional information (together, the “Registration Statement”); and (v) any applicable procedures adopted by the VC I Board of Directors and communicated to the SUB-ADVISER in writing, shall:

(a)

manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC I Board of Directors, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)

maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

(c)

In performing its obligations under this Agreement, the SUB-ADVISER may, at its own discretion, delegate any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate, without further written consent of VALIC provided that the SUB-ADVISER shall always remain liable for its obligations hereunder.

Without limiting the foregoing, the SUB-ADVISER represents and warrants to VALIC that all of, or to the extent applicable the portion of, the assets which it manages of the Covered Fund(s) set forth in Schedule A will at all times be operated and managed in compliance with (a) all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) applicable provisions of Subchapter M, chapter 1 of the Code for each Covered Fund to be treated as a “regulated investment company” under Subchapter M of the Code; (c) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code so as not to jeopardize the treatment of the variable annuity contracts that offer the Covered Fund(s) as annuity contracts for purposes of the Code; (d) the provisions of the 1940 Act and rules adopted thereunder; (e) the objectives, policies, restrictions and limitations for the Covered Fund(s) as set forth in the Covered Fund’s current Registration Statement as most recently provided by VALIC to the SUB-ADVISER; and (f) the policies and procedures as adopted by the Board of Directors, as most recently provided by VALIC to the SUB-ADVISER. The SUB-ADVISER shall furnish information to VALIC, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The SUB-ADVISER further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for shares of the Covered Fund(s), or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the SUB-ADVISER expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder (the “1933 Act”) and the 1940 Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

VALIC agrees that, to the extent SUB-ADVISER is responsible for managing only a portion of the assets of a Covered Fund, SUB-ADVISER shall manage the portion of the assets of a Covered Fund allocated to it as if it was a separate operating fund, unless instructed otherwise in writing from VALIC, and shall comply with the investment objectives, policies and restrictions applicable to a Covered Fund and qualifications of a Covered Fund as a regulated investment company under the Code with respect to the portion of assets of a Covered Fund allocated to SUB-ADVISER.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting or valuation agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use commercially reasonable efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions, under the circumstances of each trade and on the basis of all relevant factors and considerations. Subject to policies and procedures that may be adopted by VC I’s Board of Directors and Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research products or services, including statistical data, to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the SUB-ADVISER may engage its affiliates, VALIC and its affiliates or any other sub-adviser to VC I and its respective affiliates, as broker-dealers or futures commission merchants to effect Covered Fund transactions in securities and other investments for a Covered Fund.

Furthermore, on occasions when the SUB-ADVISER deems the purchase or sale of a security to be in the best interest of one or more of the Covered Fund(s) as well as other clients of the SUB-ADVISER, it may allocate such transactions in the manner it considers to be fair and equitable and consistent with its fiduciary obligation to the Covered Fund(s) and to such other clients. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting according to such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’S fiduciary obligations to the Covered Fund(s) and its other clients, considering factors such as the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements and similar types of master agreements, and options on futures contracts, which are permitted to be made by the SUB-ADVISER in accordance with this Agreement and the investment objectives and strategies of the Covered Fund(s), as outlined in the Registration Statement for the Covered Fund(s), VALIC hereby authorizes and directs the SUB-ADVISER to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the Covered Fund(s), master and related agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Covered Fund(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The SUB-ADVISER also is hereby authorized to instruct a Covered Fund’s custodian with respect to any collateral management activities in connection with any derivatives transactions and to enter into standard industry protocol arrangements (including those published by ISDA). The SUB-ADVISER is also authorized to provide evidence of its authority to enter into such master and related agreements, including by delivering a copy of this Agreement. VALIC acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the SUB-ADVISER for such investment purposes and agrees to provide the SUB-ADVISER with tax information, governing documents, legal opinions and other information concerning the Covered Fund(s) as may be reasonably necessary to complete such agreements and other documentation. The SUB-ADVISER is required to provide VALIC with copies of the applicable agreements and documentation promptly upon request and to notify VALIC of any claims by counterparties or financial intermediaries that a Covered Fund has triggered an early termination or default provision or otherwise is out of compliance with the terms of the applicable agreement or that the counterparty is excused from performing under the agreement. The SUB-ADVISER is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal VC I and the Covered Fund’s identity and address to any financial intermediary through which or with which financial instruments are traded or cleared.

The authority shall include, without limitation the authority on behalf of and in the name of the Covered Fund(s) to execute: (i) documentation relating to private placements, loans and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

The SUB-ADVISER is authorized to terminate all such master and related agreements and other documentation with respect to a Covered Fund when it determines it is in the best interest of the Covered Fund to do so, and it is authorized to exercise all default and other rights of the Covered Fund against the other party(ies) to such agreements in accordance with its fiduciary duties and the best interest of the Covered Fund. Upon termination of this Agreement, the SUB-ADVISER agrees to remove the Covered Fund(s) as parties to such agreements and to consult with Adviser regarding close-out, novation or continuation of positions under the agreements and retention of accounts or transfer of such accounts, which VALIC shall determine in its sole discretion. If instructed by VALIC to do so, the SUB-ADVISER shall close out open positions and transfer financial instruments in accordance with VALIC’s instructions.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, within a reasonable time after receipt of such notice as agreed to by the SUB-ADVISER and VALIC, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not act as custodian with respect to the Covered Fund(s) or otherwise have custody or control of or hold money or investments on behalf of VC I. The money and investments will be held by the custodian of VC I. The SUB-ADVISER will arrange for the transmission to the custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the custodian to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the custodian for the Covered Fund(s), (ii) to deliver securities and other property against payment for the Covered Fund(s), and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the custodian to deliver securities and other property except as expressly provided for in this Agreement or as provided by VALIC in writing to the custodian.

The Board of Directors of VC I has initially determined to delegate the authority and responsibility to exercise voting rights for a Covered Fund’s securities to VALIC. Subject to the prior approval by the Board of Directors of VC I and upon thirty (30) days’ written notice to the SUB-ADVISER (or such lesser or longer notice as is acceptable to the SUB-ADVISER), VALIC reserves the right to delegate to the SUB-ADVISER responsibility for exercising voting rights for all of the securities held by the SUB-ADVISER’s allocated portion of a Covered Fund. To the extent so delegated, the SUB-ADVISER will exercise voting rights with respect to securities held by a Covered Fund in accordance with the SUB-ADVISER’s written proxy voting policies and procedures, and will use commercially reasonable efforts to comply with such reasonable reporting and other similar requirements as shall be established by VALIC. To the extent VALIC retains the responsibility for voting proxies, the SUB-ADVISER agrees to provide input on certain non-routine proxy voting matters or proposals as may be reasonably requested by VALIC.

The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Fund(s) in connection with any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Covered Fund(s)

including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”) or to investigate, initiate, supervise, or monitor the Litigation involving the Covered Fund’s assets.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement.

VALIC and the SUB-ADVISER acknowledge that VC I will be ultimately responsible for all brokerage commissions, taxes, custodian fees and other transaction-related fees incurred on behalf of the Covered Fund(s).

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

2.	Confidentiality

Each party will receive and hold any records or other information obtained pursuant to this Agreement (“confidential information”) in the strictest confidence, and acknowledges, represents, and warrants that it will use its reasonable best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary for the SUB-ADVISER to carry out its duties and obligations hereunder or in the course of a Covered Fund’s business, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Covered Fund; provided that such recipients must agree to protect the confidentiality of such confidential information and use such information only for the purposes of providing services to the Covered Fund; provided, further, however, this covenant shall not apply to information which: (i) has been made publicly available by the other party or is otherwise in the public domain through no fault of the disclosing party; (ii) is within the legitimate possession of the disclosing party prior to its disclosure by such party and without any obligation of confidence; (iii) is lawfully received by the disclosing party from a third party when, to the best of such party’s knowledge and belief, such third party was not restricted from disclosing the information to such party; (iv) is independently developed by the disclosing party through persons who have not had access to, or knowledge of, the confidential information; or (v) is approved in writing for disclosure by the other party prior to its disclosure.

Any confidential information provided by a party shall remain the sole property of such party, and shall be promptly returned to such party (or destroyed) following any request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-

up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 2.

To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is: (i) required by any law or regulation; (ii) required or requested by, or necessary under the rules of, any court, any governmental agency or other regulatory authority (including, without limitation, any stock exchange or self-regulatory organization); or (iii) necessary in connection with any action, investigation or proceeding (including, without limitation, as part of any interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, in each case whether oral or written, or any other legal or regulatory process); provided, however, to the extent permitted by law, regulation or regulatory requirement, such party shall promptly notify the other party of the pending disclosure in writing and cooperate in all reasonable respects (and at such other party’s expense) with such other party in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes related to the action, investigation or proceeding).

For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, fund participants, rating agencies, professional advisers (including lawyers, accountants and investment bankers), affiliates or agents of such party who have a need to know confidential information. A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 2 are in addition to the terms of any other agreements between the parties or their affiliates.

The parties agree that, notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information.

3.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net assets computed for each Covered Fund as provided for in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB-ADVISER, provided that amendments are made in conformity with the Charter Documents and applicable laws and regulations. Any change in Schedule A pertaining to any new or existing Covered Fund shall not be deemed to affect the interest of any other Covered Fund and shall not require the approval of shareholders of any other Covered Fund.

VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than fifteen (15) days following the end of the month. If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

4.	Scope of SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, the Covered Fund(s), or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this Agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement. Nothing in this Agreement shall constitute a waiver or limitation of any rights which VALIC may have under federal and state securities laws.

VALIC shall perform quarterly and annual tax compliance tests and, upon request, furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC.

The SUB-ADVISER does not guarantee the future performance of the Covered Fund(s) or any specific level of performance, the success of any investment decision or strategy that SUB-ADVISER may use, or the success of SUB-ADVISER’s overall management of the Covered Fund(s). VALIC and VC I understand that investment decisions made for the Covered Fund(s) by the SUB-ADVISER are subject to various market, currency, economic, political and business risks and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of the Covered Fund(s) allocated to its management by VALIC, including by making investment decisions for the Covered Fund(s).

5.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)

The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)

The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub-advisers and the delegation to the SUB-ADVISER under this Agreement is authorized by and consistent with the grant of authority in that Investment Advisory Agreement.

(c)

(i) the Covered Fund(s) has been and throughout the term of this Agreement will be operated, and any securities or other financial instruments issued by the Covered Fund(s) have been and throughout the term of this Agreement will be offered and sold, in full compliance with all applicable laws; and (ii) procedures reasonably designed to prevent and detect direct or indirect investments in securities or other financial instruments issued by the Covered Fund(s), or operations of Covered Fund(s), for the purpose of, related to, or in any way involving money laundering have been and throughout the term of this Agreement will be applied.

(d)	VALIC has received a copy of the SUB-ADVISER’s FORM ADV, Part 2, Proxy Voting Policy and Privacy Policy.

6.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities (as defined in the 1940 Act).

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter or longer notice as may be mutually agreed upon by the parties.

7.	Indemnification

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC. The provisions of this paragraph shall survive the termination of this Agreement.

The SUB-ADVISER shall indemnify and hold harmless VALIC (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising out of or in connection with (1) any willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the SUB-ADVISER in performing hereunder; or (2) any untrue statement of material fact or any omission to state a material fact required to be stated or necessary to make statements, in light of the circumstances under which they were made, not misleading in any registration statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Covered Fund to the extent any such statement or omission was made in reliance on information provided in writing by the SUB-ADVISER. The provisions of this paragraph shall survive the termination of this Agreement.

Under no circumstances shall VALIC or the SUB-ADVISER be liable to any indemnified party for indirect, special or consequential damages, even if VALIC or the SUB-ADVISER is apprised of the likelihood of such damages.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 7 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this Section, notify Indemnifying Party of the commencement thereof; but the omission to so notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this Section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

8.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder; provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation and that the SUB-ADVISER will not be required to surrender or delete any books and records from back-up, archival or electronic storage maintained by the SUB-ADVISER. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10), (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The SUB-ADVISER agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the auditors of the Covered Fund(s), the Covered Fund(s) or any representative of the Covered Fund(s), VALIC, or any governmental agency or other instrumentality having regulatory authority over the Covered Fund(s).

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect for the Covered Fund(s) and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC shall furnish or otherwise make available to the SUB-ADVISER such information relating to the business affairs of VALIC and VC I as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination or preclusion of renewal of this Agreement.

VALIC agrees that the SUB-ADVISER may use the name of VALIC or VC I in any material that merely refers in accurate terms to the appointment of the SUB-ADVISER hereunder. The SUB-ADVISER hereby grants VALIC and VC I the right to use the SUB-ADVISER’s name and/or trade name in all prospectuses, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER.

9.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the SEC or such interpretive positions as may be taken by the SEC or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

10.	Amendment and Waiver

The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

11.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

12.	Notices

All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service.

VALIC consents to the delivery of a Covered Fund’s account statements, reports and other communications related to the services provided under this Agreement (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to VALIC, in lieu of sending such Account Communications as hard copies via facsimile, mail or other means. VALIC confirms that it has provided the SUB-ADVISER with at least one valid electronic mail address where

Account Communications can be sent. VALIC acknowledges that the SUB-ADVISER reserves the right to distribute certain Account Communications via facsimile, mail or other means to the extent required by applicable law or otherwise deemed advisable. VALIC may withdraw consent to electronic delivery at any time by giving the SUB-ADVISER notice pursuant this Section.

If to VALIC:	With a copy to:

The Variable Annuity Life Insurance Company 2919 Allen Parkway Houston, Texas 77019 Attention: General Counsel Email address: SaamcoLegal@aig.com	SunAmerica Asset Management, LLC Harborside 5 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311 Attention: General Counsel Email address: SaamcoLegal@aig.com

If to SUB-ADVISER:	With a copy to:

Voya Investment Management Co. LLC One Orange Way Windsor, Connecticut 06095 Attention: Eileen Madden Email address: VoyaIMInstitutionalClientServiceTeam@voya.com	Voya Investment Management Co. LLC 230 Park Avenue New York, New York 10169 Attention: Voya IM Legal Department Email address: VoyaIMLegalNotices@voya.com

[Signature page follows]

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Thomas M. Ward
Name: Thomas M. Ward
Title: Authorized Signer

VOYA INVESTMENT MANAGEMENT CO. LLC

By:	/s/ Eileen Madden
Name: Eileen Madden, CFA
Title: Managing Director, Head of Client Service and Relationship Management

[Signature Page to VC I Voya Investment Sub-Advisory Agreement]

SCHEDULE A

COVERED FUND(S)

Effective July 25, 2022

SUB-ADVISER shall manage all or a portion of the assets of the following Covered Fund(s) and shall be compensated on that portion managed, as follows:

Covered Funds	Fee

Mid Cap Strategic Growth Fund	Omitted

Science & Technology Fund	Omitted

1

VALIC COMPANY I

2919 Allen Parkway

Houston, Texas 77019

Mid Cap Strategic Growth Fund

Science & Technology Fund

(each, a “Fund” and together, the “Funds”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this

Notice is available at

https://aigrs.com/prospectus-and-reports/information-statements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new investment sub-advisory agreement is now available at the website referenced above. Each Fund is a series of VALIC Company I (“VC I”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access our website to review a complete copy of the Information Statement, which contains important information about the changes.

As discussed in the Information Statement, at a meeting held on July 11, 2022, the Board of Directors (the “Board”) of VC I, including a majority of the directors who are not “interested persons” of VC I (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended, approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and Voya Investment Management Co., LLC (“Voya IM”) with respect to each Fund. The New Sub-Advisory Agreement replaces the prior investment sub-advisory agreement between VALIC and Allianz Global Investors U.S. LLC (“AllianzGI”) with respect to each Fund. As noted in a supplement dated July 21, 2022, AllianzGI is disqualified from providing advisory services to U.S. registered investment funds, including the Funds, for the next ten years as a result of it having pled guilty to securities fraud related to a complex options trading strategy it marketed and sold to institutional investors in private investment funds. AllianzGI’s conduct was unrelated to the Funds. The New Sub-Advisory Agreement became effective on July 25, 2022, which was the date that Voya Financial, Inc. (“Voya FI”), Voya IM’s parent company, integrated certain assets and teams comprising the substantial majority of the U.S. business of Allianz Global Investors, AllianzGI’s parent company, with Voya Investment Management, the asset management business of Voya FI (the “Transaction”). As part of the Transaction, the portfolio management team that manages each Fund joined Voya IM.

VC I has received an exemptive order from the U.S. Securities and Exchange Commission which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of a Fund and its shareholders. As required by this exemptive order, each Fund will provide information to shareholders about the new sub-adviser and the sub-advisory agreement within 90 days of the hiring of any new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Notice is being mailed on or about October 21, 2022, to all participants in a contract or plan who were invested in either or both of the Funds as of the close of business on July 25, 2022. A copy of the Information Statement will remain on our website until at least October 21, 2023, and shareholders can request a complete copy of the Information Statement until that time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing VC I at P.O. Box 15648, Amarillo, Texas 79105-5648 or by calling 1-800-448-2542. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to a Fund at forms.request@valic.com. You can request a complete copy of the Information Statement until October 21, 2023. To ensure prompt delivery, you should make your request no later than that time. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.